AETOS CAPITAL

[illegible]	[illegible]
Performance Fee	10.0%
Hurdle Rate	90-Day Treasury Bills
High Water Mark	Yes
Minimum Investment	$1 Million
Contributions	Monthly
Lock-Up	1 Year
Redemptions	Quarterly
Notice Period	90 Days

As of 10/31/07	Aetos Capital Conservative Portfolio	90- Day Treasury Bills	Lehman Agg. Bond Composite Index	S&P 500 DRI Index	MSCI World Index
1 Year Return	5.80%	4.65%	5.38%	14.55%	20.39%
2 Year Return	11.49%	9.42%	10.84%	33.33%	40.06%
3 Year Return	20.17%	12.54%	12.10%	44.94%	65.45%
Since Inception through 10/31/07					
Average Annualized Return	6.01%	2.81%	4.50%	12.73%	16.63%
Annualized Standard Deviation	2.60%	0.45%	3.62%	10.94%	11.07%
Sharp Ratio	1.23	–	0.47	0.91	1.25
Largest Calendar Qtr. Drawdown	-3.42%	–	-2.44%	-3.15%	-5.06%
Beta: Lehman Agg. Bond Comp. Index	0.06	–	–	–	–
Beta: S&P 500 DRI Index	0.09	–	–	–	–
Beta: MSCI World Index	0.11	–	–	–	–

Product Name:                                   Aetos Capital Conservative Portfolio
As of October 31, 2007

Product Description:                The Aetos Capital Conservative Portfolio is a tactically allocated portfolio comprised of allocations to Aetos Capital’s 1940 Act SEC-registered
Hedge Funds of Funds, designed to provide U.S. and Offshore investors a consistent absolute return with lower volatility versus traditional markets.
This Portfolio incorporates a fundamentally based investment process with a disciplined approach to strategy allocation, manager selection and portfolio monitoring where risk management is integrated in every step.

Total Firm Assets1:                   $11,835MM

Total FoHF Assets:                    $4,493MM

Total Strategy Assets2 :             $2,387MM  – Separate Accounts                                                                                                                    $2,106MM  – Funds/Portfolios

                                                    $2,024MM – Portable Alpha3

Auditor:                                     PricewaterhouseCoopers LLP

Custodian:                                 SEI Private Trust Company, Inc.

1.63%

8.37%

1.27%

1.09%

0.59%

0.35%

0.29%

0.54%

0.53%

-0.19%

0.79%

0.65%

0.58%

1.59%

2006

1.70%

5.25%

1.08%

0.25%

-0.58%

0.66%

0.20%

0.85%

0.60%

0.53%

-0.23%

0.23%

1.00%

0.55%

2005

Standard
Deviation

YTD

Dec

Nov

Oct

Sept

Aug

Jul

Jun

May

Apr

Mar

Feb

Jan

-

1.38%

1.02%

0.57%

0.12%

-0.32%

-

-

-

-

-

-

-

-

2002

1.96%

9.49%

0.71%

0.95%

0.76%

1.20%

0.43%

-0.54%

0.79%

1.97%

1.09%

0.40%

0.32%

1.05%

2003

2.10%

3.33%

0.72%

1.21%

0.03%

0.32%

0.06%

-0.27%

0.22%

-0.19%

-0.56%

0.01%

0.46%

1.29%

2004

-

3.35%

-

-

1.39%

0.87%

-1.30%

-3.00%

0.20%

1.46%

1.19%

1.01%

0.26%

1.30%

2007

Investment Performance5 (US$)

Long Short
Fund: 20%

Market Neutral

Fund: 20%

Multi-Strategy Arbitrage Fund: 60%

Current Target Allocation4

Chief Investment Officer:

Anne Casscells - Menlo Park, CA

For More Information Please Contact:   Andrea Bollyky      (212) 201-2518    abollyky@aetoscapital.com

                                                           Lauren Teitel          (212) 201-2565    lteitel@aetoscapital.com

Terms

        Assets Under Management:

                       1 Total Firm Assets:             Aetos Alternatives Management (Absolute Return Hedge Funds of Funds) – $4,493MM

                                                Aetos Fund Advisory (Aetos Alternatives Management) - $392MM

                          Aetos Capital Asia (Opportunistic Real Estate) - $2,940MM

     Aetos Capital Management Asia (Public/Private Asian Securities) - $210MM

     AEA Investors, LLC (Private Equity) - $3,800MM

      2 Aetos Capital currently offers the following hedge fund of funds strategies to our clients:

                      Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:

                        Aetos Capital Multi-Strategy Arbitrage Fund

                        Aetos Capital Distressed Investment Strategies Fund

                        Aetos Capital Long/Short Strategies Fund

                        Aetos Capital Market Neutral Strategies Fund

                        Aetos Capital Opportunities Fund

                        Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:

                        Aetos Capital Conservative Portfolio (lower volatility)

                        Aetos Capital Balanced Portfolio (low volatility)

                        Aetos Capital Growth Portfolio (moderate volatility)

                        Aetos Capital Prime Portfolio (moderate volatility)

                        Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

                        Separate Accounts: Direct investments made in the client's name with underlying managers

                        Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

                    3  These assets are also included in the count for Funds and Portfolios and the Separate Accounts where relevant for portable alpha mandates                              which utilize hedge fund of funds.

      5 Terms:

                       Terms associated with an investment in the Funds through the investment program described in the prospectuses

         6 Investment Performance:

     The Conservative Portfolio is a model portfolio/asset allocation program.  This Portfolio may not reflect an investor’s actual portfolio as actual portfolios reflect each investor’s own objectives and risk tolerances.  The performance of the Portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations in effect during the periods for the Portfolio as indicated above.  Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively.  The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser.
Returns would have been lower without such waivers and reimbursements.  Past performance is not indicative of future returns.

    Absolute return investing involves substantial risks, including the risk of loss of invested capital.  Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets.  These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

    Prospective investors should consider the investment objectives, risks, and the charges and expenses discussed above carefully before investing.  The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540.  Please read the prospectus carefully before investing.

Aetos Capital, LP 875 Third Avenue  New York, NY 10022  (212) 201-2500

Aetos Alternatives Management, LLC  2180 Sand Hill Road  Menlo Park, CA 94025  (650) 234-1860

Aetos Capital: Portfolios and Products

4  Historical Allocations: